EXHIBIT 10.11

                                 AMENDMENT NO. 2
                                     TO THE
          PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN
          ------------------------------------------------------------

     Pursuant to the  provisions  of Section 8.1  thereof,  the Pioneer  Natural

Resources  USA, Inc.  401(k) and Matching Plan (the "Plan") is hereby amended in the following respects only:

     FIRST:  Effective  as of  January 1,  2002,  Section  1.1(i) of the Plan is

hereby amended by adding to the end thereof a sentence to read as follows:

     A leased employee means any person who is not an employee of the recipient of the services performed and who provides services to the recipient if (i) such services are provided pursuant to an agreement between the recipient and any other person, (ii) such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and (iii) such services are performed under primary direction or control by the recipient.

     SECOND: Effective as of January 1, 2002, Section 6.11 of the Plan is hereby amended by  restating  the first  sentence  thereof in its  entirety  to read as follows:

     If a Participant is entitled to receive an eligible rollover distribution (as defined in Section 402(c) of the Code and the regulations thereunder, which exclude, among other distributions, any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code) from the Plan, such Participant may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to any of the following specified by such Participant: an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), a defined contribution plan qualified under Section 401(a) of the Code the terms of which permit rollover contributions or an annuity plan described in Section 403(a) of the Code.

     IN WITNESS WHEREOF, this Amendment is executed this 16th day of April, 2003.

                                      PIONEER NATURAL RESOURCES USA., INC.



                                      By  /s/ Larry Paulsen
                                         ---------------------------------
                                          Name:
                                          Title:



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